IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated February 12, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus,

and Statement of Additional Information (the “SAI”),

each dated December 30, 2019 (as revised January 31, 2020),

for the iShares ESG MSCI EM ETF (ESGE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around March 2, 2020:

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Emerging Markets Extended ESG Focus Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is an optimized equity index designed to reflect the equity performance of companies that have favorable environmental, social and governance (“ESG”) characteristics (as determined by the Index Provider), while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index (the “Parent Index”). The Index Provider begins with the Parent Index, excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands, as well as companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the Parent Index. The Index

Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk, and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. As of August 31, 2019, the Underlying Index consisted of securities from the following 25 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index will include large- and mid-capitalization companies and may change over time. As of August 31, 2019, a significant portion of the Underlying Index is represented by securities of companies in the financials and information technology industries or sectors. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The first paragraph of the section in the SAI entitled “MSCI Emerging Markets Extended ESG Focus Index” on page 49 is deleted in its entirety and is replaced by the following:

Index Description. The MSCI Emerging Markets Extended ESG Focus Index is an optimized index designed to reflect the equity performance of companies that have favorable environmental, social and governance (“ESG”) characteristics, while exhibiting risk and return characteristics similar to the MSCI Market Cap Weighted Index (the MSCI Emerging Markets Index). The index is constructed by selecting constituents from the MSCI Emerging Markets Index, the parent index, through an optimization process that aims to maximize exposure to ESG factors, subject to a target tracking error constraint of 100 basis points relative to the parent index. The Fund’s Index Provider begins with the parent index, excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands, as well as companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the parent index. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk, and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ESGE-0220

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE